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                                                         Exhibit 99.B(d)(2)(iii)

[ING FUNDS LOGO]

December 5, 2005


Michael Gioffre
Senior Vice President
ING Investment Management Co.
10 State House Square
Hartford, CT 06103-3607

Dear Mr. Gioffre:

        Pursuant to the Sub-Advisory Agreement dated March 1, 2002 between ING Investments, LLC and ING Investment Management Co., as amended (the "Agreement"), we hereby modify the fees payable to the Sub-Adviser for ING Balanced Fund (the "Fund"). Upon your acceptance, the Agreement will be modified to give effect to the foregoing as indicated on AMENDED SCHEDULE A of the Agreement. The AMENDED SCHEDULE A, with the annual sub-advisory fees indicated for the Fund, is attached hereto.

        AMENDED SCHEDULE A has also been updated by the removal of ING Growth and Income Fund and the removal of ING Bond Fund, ING Classic Principal Protection Fund, ING Classic Principal Protection Fund II, and ING Classic Principal Protection Fund III as these funds recently dissolved.

        Please signify your acceptance of the modified fees for the Fund by signing below where indicated.


                                                   Very sincerely,


                                                   /s/ Todd Modic
                                                   Todd Modic
                                                   Senior Vice President
                                                   ING Investments, LLC

ACCEPTED AND AGREED TO:
ING Investment Management Co.


By:     /s/ Jeffrey T. Becker
        ---------------------
Name:   Jeffrey T. Becker
        -----------------
Title:  SVP and CFO, Duly Authorized
        ----------------------------

7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000        ING Investments, LLC
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

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                               AMENDED SCHEDULE A

                               WITH RESPECT TO THE

                             SUB-ADVISORY AGREEMENT


                                     BETWEEN

                              ING INVESTMENTS, LLC

                                       AND

                          ING INVESTMENT MANAGEMENT CO.
                  (FORMERLY AELTUS INVESTMENT MANAGEMENT, INC.)

          SERIES                                                            ANNUAL SUB-ADVISORY FEE
          ------                                                            -----------------------
Brokerage Cash Reserves                                                   0.090% on first $1 billion
                                                                          0.086% on next $2 billion
                                                                            0.081% over $3 billion

ING Aeltus Money Market Fund                                              0.180% on first $500 million
                                                                          0.158% on next $500 million
                                                                           0.153% on next $1 billion
                                                                           0.149% on next $1 billion
                                                                             0.135% over $3 billion

ING Balanced Fund                                                         0.338% on first $500 million
                                                                          0.304% on next $500 million
                                                                             0.293% over $1 billion

ING Classic Principal Protection Fund IV                                            0.293%

ING Government Fund                                                       0.225% on first $250 million
                                                                          0.214% on next $250 million
                                                                          0.203% on next $250 million
                                                                          0.191% on next $1.25 billion
                                                                             0.180% over $2 billion

ING Growth Fund                                                           0.315% on first $250 million
                                                                          0.293% on next $250 million
                                                                          0.281% on next $250 million
                                                                          0.270% on next $1.25 billion
                                                                             0.248% over $2 billion

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
          SERIES                                                            ANNUAL SUB-ADVISORY FEE
          ------                                                            -----------------------
ING Index Plus LargeCap Fund                                              0.203% on first $500 million
                                                                          0.191% on next $250 million
                                                                          0.180% on next $1.25 billion
                                                                             0.169% over $2 billion

ING Index Plus MidCap Fund                                                0.203% on first $500 million
                                                                          0.191% on next $250 million
                                                                          0.180% on next $1.25 billion
                                                                             0.169% over $2 billion

ING Index Plus Protection Fund                                              0.293% Guarantee Period
                                                                       0.203% Index Plus LargeCap Period

ING Index Plus SmallCap Fund                                              0.203% on first $500 million
                                                                          0.191% on next $250 million
                                                                          0.180% on next $1.25 billion
                                                                             0.169% over $2 billion

ING International Growth Fund                                             0.383% on first $250 million
                                                                          0.360% on next $250 million
                                                                          0.349% on next $250 million
                                                                          0.338% on next $1.25 billion
                                                                             0.315% over $2 billion

ING Small Company Fund                                                    0.383% on first $250 million
                                                                          0.360% on next $250 million
                                                                          0.349% on next $250 million
                                                                          0.338% on next $1.25 billion
                                                                             0.326% over $2 billion

ING Strategic Allocation Balanced Fund                                    0.360% on first $500 million
                                                                          0.349% on next $500 million
                                                                          0.338% on next $500 million
                                                                          0.326% on next $500 million
                                                                             0.315% over $2 billion

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
          SERIES                                                            ANNUAL SUB-ADVISORY FEE
          ------                                                            -----------------------
ING Strategic Allocation Growth Fund                                      0.360% on first $500 million
                                                                          0.349% on next $500 million
                                                                          0.338% on next $500 million
                                                                          0.326% on next $500 million
                                                                             0.315% over $2 billion

(2)ING Strategic Allocation Income Fund                                   0.360% on first $500 million
                                                                          0.349% on next $500 million
                                                                          0.338% on next $500 million
                                                                          0.326% on next $500 million
                                                                             0.315% over $2 billion

ING Value Opportunity Fund                                                0.315% on first $250 million
                                                                          0.293% on next $250 million
                                                                          0.281% on next $250 million
                                                                          0.270% on next $1.25 billion
                                                                             0.248% over $2 billion

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